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                                                                    Exhibit 10.8

                                LOCK-UP AGREEMENT


                                ___________, 2003


Gilford Securities Incorporated
850 Third Avenue
Suite 1400
New York, NY 10022
Attn: Managing Director of Corporate Finance

Gentlemen:

     The undersigned (the "SECURITYHOLDER") understands that Gilford Securities Incorporation (the "Managing Agent"), has entered into a letter of intent (the "LETTER OF INTENT") with Natural Golf Corporation (the "COMPANY"), pursuant to which the Managing Agent confirmed its intent to act as the managing agent in connection with a proposed public offering, whether in the form of a "best efforts" or "firm commitment" (the "OFFERING") of shares of common stock (the "COMMON STOCK") to be issued by the Company.

1. In consideration of the Managing Agent entering into the Letter of Intent and agreeing to incur expenses thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Securityholder agrees that the Securityholder will not, without the prior written consent of the Managing Agent, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase, enter into any contract to sell or otherwise dispose of or transfer any shares of Common Stock (including without limitation, any shares of Common Stock which may be deemed to be beneficially owned by the Securityholder in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"), any shares of Common Stock which may be issued upon exercise of any stock options or warrants or upon conversion or exchange of any convertible or exchangeable securities) or any debentures, rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Common Stock (collectively, "RIGHTS") or enter into any Hedging Transaction (as defined below) (each of the foregoing referred to as a "DISPOSITION") for a period beginning on the date hereof and continuing through and including the date which is the date eleven (11) months from the initial closing date of the Offering (the "LOCK-UP PERIOD"). Notwithstanding the foregoing, the Lock-up Period shall not be longer than thirty (30) days less than the shortest lock-up period agreed to by any officer or director of the Company in connection with this Offering, and no officer or director of the Company shall be released from any such lock-up agreement unless the Securityholder first has been released from the Lock-Up Period. The foregoing restriction is expressly intended to preclude the Securityholder from engaging in any Hedging Transaction or other transaction which is designed to or is reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the Securityholder. "Hedging Transaction" means any short sale (whether or not against the

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   box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock or any Rights. The foregoing restrictions set forth in this paragraph shall apply to all shares of Common Stock and all Rights now owned or hereafter acquired by the Securityholder, except that such restrictions shall not apply to shares of Common Stock and Rights acquired in open market transactions after the completion of the Offering.

2. Notwithstanding the foregoing, the Securityholder may transfer any or all of the Securityholder's Common Stock or Rights (i) if the Securityholder is a natural person, by gift, will or intestacy so long as the transfer is not for value; (ii) if the Securityholder is a natural person, to any trust for the direct or indirect benefit of the Securityholder or the immediate family of the Securityholder so long as the transfer is not for value; (iii) if the Securityholder is a partnership, to a partner of such partnership or a retired partner of such partnership who retires after the date hereof so long as the transfer is not for value; and (iv) if the Securityholder is a corporation, limited liability company or limited partnership to any of its wholly-owned subsidiaries; provided, however, that in any such case it shall be a condition to the transfer that, prior to or concurrently with such transfer, the transferee executes and delivers to the Managing Agent an agreement, in form and substance satisfactory to the Managing Agent, stating that the transferee is receiving and agrees to hold the Common Stock or Rights, as the case may be, subject to the provisions of this letter agreement, and there shall be no further transfer of such Common Stock or Rights, as the case may be, except in accordance with this letter agreement. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage, or adoption, not more remote than first cousin.

3. Without limiting the restrictions herein, any Disposition by the Securityholder shall remain at all times subject to applicable securities laws, including without limitation the resale restrictions imposed by Rule 144 promulgated under the Securities Act of 1933, as amended.

4. The Securityholder hereby agrees that, to the extent that the terms of this letter agreement conflict with or are in any way inconsistent with any registration rights agreement or similar agreement to which the Securityholder is a party or under which the Securityholder is entitled to any right or benefit, this letter agreement supersedes such registration rights agreement or similar agreements.

5. The Securityholder understands that the Company and the Managing Agent intend to proceed with the Offering in reliance on this letter agreement.

6. This letter agreement shall immediately terminate, and the Securityholder shall have no further obligations, nor shall the Managing Agent have any further rights, under this letter agreement, if either (i) the Letter of Intent is terminated at any time or (ii) a registration statement in connection with the Offering shall not have been declared effective by the SEC on or before June 30, 2004.

7. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties

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   hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the IN PERSONAM jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

8. The Securityholder hereby represents and warrants that the Securityholder has full power and authority to enter into this letter agreement and that this letter agreement has been duly authorized (if applicable), executed and delivered by the Securityholder and is a valid and binding agreement of the Securityholder. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Securityholder and any obligations of the Securityholder shall be binding upon the heirs, personal representatives, successors and assigns of the Securityholder.

                                             Very truly yours,


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                                             (Signature)


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                                             (Print Name)